ANNUAL REPORT TO SHAREHOLDERS



                     MONUMENT FUNDS GROUP, INC.

                     MONUMENT SERIES FUND, INC.

                       MONUMENT INTERNET FUND
                   MONUMENT MEDICAL SCIENCES FUND
                  MONUMENT TELECOMMUNICATIONS FUND





                        For the Period Ended
                          October 31, 1999

                              MONUMENT
                          FUNDS GROUP, INC.



                     Monument Series Fund, Inc.
                    7920 Norfolk Ave., Suite 500
                         Bethesda, MD 20814
                            888-420-9950

November 23, 1999

To our Shareholders:

     This has been another excellent year at the Monument Series fund, Inc. Our flagship fund, the Monument Internet Fund, completed its first year of operations on November 3, 1999. Since its inception on November 4, 1998, the Fund's Class A Shares returned 185.53% through October 31, 1999.

     During the year we changed the investment strategy of our Monument Washington Regional Growth Fund and Monument Washington Regional Aggressive Growth Fund to better reflect the investment opportunities we saw for the future. Accordingly, effective May 4, 1999, the Monument Washington Regional Growth Fund became the Monument Medical Sciences Fund. On October 1, 1999, the Monument Washington Aggressive Growth Fund became the Monument Telecommunications Fund. We also substantially increased our research and professional staff.

     There are fundamental changes taking place in the world economies. These changes will dramatically alter how profits are distributed among different types of companies. Our investment strategy is to invest in these New Economy companies. Because of this strategy, we believe our portfolios have the potential to perform very well in the marketplace.

     We believe that telecommunications, the Internet, and medical sciences are vital components of the New World Economy. The future looks highly encouraging.

     We appreciate your confidence and we will continue to work diligently on your behalf.

Than you.



Davis A. Kugler
President



"Past performance does not guarantee future results. Performance returns reflect the deduction of a maximum sales charge of 4.75%. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost."

                       MONUMENT INTERNET FUND

     The Internet Economy has continued to out-perform even the most optimistic forecasts.

     According to the latest study by researchers at the University of Texas, the Internet Economy grew from 64 billion in the first three quarters of 1998, to 108 billion during 1999, an increase of 68 percent.1 With its universal availability and always-on characteristics, the Internet has quickly become the most cost efficient information exchange and communications medium, distribution platform, and the preferred carrier of business transactions. These are major components of the U.S. economy and world commerce. While there can be no guarantee that this development will necessarily translate into positive fund performance, the impact of these changes should not be underestimated.

     According to several forecasts recently released by media consultants IDC and Media Metrix, there will be 180 - 200 million people worldwide joining the rank of Internet consumers by the end of 1999; of these, about 105 million will be in the United States. It is projected that by the end of 2003 the number of Internet users worldwide will swell to 500 million, of which 165 million will be in the United States.2

                          FISCAL YEAR 1999

     The stunning growth of the Internet has caught the attention of investors, many of whom are already Internet users. The attention began after several initial public offerings of Internet companies met with unprecedented success in the autumn of 1998. With only a limited supply of Internet shares available in the market in early 1999, a sudden increase of demand quickly inflated share prices and market volatility at rates much faster than the underlying growth off the Internet Economy.

     Seasonality and profit taking were perhaps the most important contributors to the drop in share prices during early April to late August. But by earl autumn, investors again focused their attention on the tremendous revenue and market share growth of well-known Internet companies, and share prices responded accordingly.

                      FISCAL YEAR 2000 OUTLOOK

     Although the Internet Economy is growing at an unprecedented rate, the Internet Economy and most of its members are still very young. Therefore, we continue to expect high volatility for the foreseeable future.

     Many technologies will emerge to improve the availability of high speed Internet access. High speed and always-on access to the Internet provides a
vastly   improved  user  experience  when  compared  with  what  was  previously available. This improved user experience drives growth, utilization, and the demand for new, high profit margin products and services.

     In the near future, high speed Internet access will expand to wireless telephones. Several vendors already sell first generation wireless phones with Internet access and the response from customers has been tremendous. This is leading to developments that in time will make the Internet truly ubiquitous. Sun MicroSystems' new slogan: "anytime, anywhere, and device" appears to be the emerging reality for the next five years.

     Beyond all these wonderful developments, Corporate America, as well as companies from around the world are realizing the business opportunities of the Internet. One after another, large corporations are being forced to study the implications of the New Internet Economy on their existing businesses. No matter what Corporate America's response is, it is now clear that consumers worldwide will be the major beneficiaries of the Internet.

Alexander C. Cheung, CFA
Senior Portfolio Manager


                  MONUMENT TELECOMMUNICATIONS FUND

     In October of this year your Fund changed its investment strategy to telecommunications.

     The telecommunications industry was one of the best performing segments of the stock market over the past year. The industry is experiencing very rapid growth as companies endeavor to make the goal of "communications anytime, anywhere, any device" a reality. New technological developments in fiber optics and wireless communications, as well as traditional cable and wireline, are greatly increasing the amount of available bandwidth. In order to provide this bandwidth, carriers are spending aggressively to upgrade their networks. Capital spending by telecommunications carriers - both established companies as well as new entrants - is projected to increase more than significantly from 1998 levels.

     This increase in available bandwidth is allowing the rollout of a variety of exciting broadband systems. Broadband is defined as high speed Internet access -- often coupled with advanced voice and video services. The Chairman of the FCC has publicly stated that he wants each home in the U.S. to have a t least one available broadband entrance ramp to the Internet by the end of his term. 3 Widespread broadband access will allow a multitude of new Internet applications to flourish. Our Fund has positioned itself to take advantage of this deployment of broadband through a variety of investments including equipment companies such as Com21 and Nortel Networks, as well as carriers such as AT&T and Qwest Communications.

     One of the other major exciting developments in telecommunications over the past year has been the continued growth of wireless communications. Total wireless usage soared as penetration rtes rose and costs per minute declined. In addition, the development of pre-paid wireless plans expanded the reach of wireless to groups who had previously been left out. Despite the growth of the past few years, the United States still lags far behind Europe in terms of penetration rates, while the emerging economies of Asia and Latin America provide excellent growth opportunities. New technology will be available over the next several years that will allow high-speed access to the Internet and other data services using wireless devices such as cellular phones and Personal Digital Assistants (PDAs). As with broadband, our Fund has taken positions in both equipment companies such as Nokia and Motorola, as well as carriers such as Vodafone and Airtouch.

     The Monument Telecommunications Fund generated a 12-month return of 50.79% through September 30, 1999. Since inception on January 2, 1998, the Fund returned 53.81% through September 30, 1999. Despite the strong performance of the Fund over the past year, we caution shareholders that we expect the Fund to be volatile and encourage you to maintain a long-term investment horizon.

J. Michael Gallipo. CFA
Portfolio Manager

                   MONUMENT MEDICAL SCIENCES FUND

     In May this year your fund changed its investment strategy to medical sciences.

     In recent years the healthcare system has undergone significant changes. Rising healthcare costs and the control of healthcare delivery and entitlements have sparked heated debates and legislative initiatives. This creates opportunities for innovative solutions. We see numerous reasons to be optimistic about the future prospects for our Fund:

(1) We expect that medical sciences and technologies will be a leading investment sector for the next 25 years. Demographic changes, rising life expectancy, enhanced drug efficacy, increased treatment options, and cost containment efforts will raise the importance of medical sciences in everyone's life.

(2) It is estimated that between now and the year 2025 the percentage of the U.S. population 65 years of age or older will increase from approximately 35 million to 62 million persons. Further, it is estimated that life expectancy of males will rise from 71.8 years to 77.9 years, and female's life expectancy will rise from 78.2 to 84.2 years.4

(3) The medical research and development community is trying to bring to market more than 136 medicines or vaccines to treat infectious diseases; more than 100 medicines to combat heart disease and stroke; 85 medicines to treat mental illness; and 113 medicines to combat AIDS.5

(4) Cost consciousness will drive healthcare providers to adopt more advanced technologies and more cost efficient delivery systems. The Internet has heightened consumers' awareness and will continue to enhance the healthcare choices available to them. Clearly, a larger proportion of healthcare, expenditures will shift to drugs and medical devices that offer better cost to outcome ratios.

(5) Advances in medical science, especially the human genome project, will produce new cost-effective treatments based on protein and gene therapies. Exciting new drugs will address diseases that previously had no treatment. Additionally, new treatments will be created enhancing the quality of our lives; we believe that healthcare consumers will gladly spend their own discretionary monies on those treatments considered to be desirable.

(6) Maturing of the biotechnology sector has substantially increased the pipeline of novel and promising new drugs. Small and medium sized companies developed many of these promising new drugs, and for these companies the market success of a new drug or treatment can have a dramatic impact on the performance of the company's stock.

     The Monument Medical Sciences Fund has returned a 12-month return of 54.62% through September 30, 1999. Since commencement of operations of January 2, 1998 the fund has returned 51.89% through September 30, 1999.

                                 OUTLOOK

     We believe that by this time next year the human genome will likely be completely mapped. In time, it will revolutionize medicine, not only in drug design, but also in treatment delivery. Other exciting developments include a more rational drug design process and rapid screening tools such as gene, gene chips and bioinformatics. These advances will further shorten the development cycle of new drugs and thus lower costs.

     In the near future, healthcare costs will continue to increase above inflation as healthcare providers, payers and payees settle on an acceptable price to quality trade-off. While physicians have regained some control over the course of treatment they deem appropriate to their patients, healthcare premiums will be adjusted upward, albeit at rates far lower than what we experienced in the 1970s and 1980s.

     As the big pharmaceutical companies settle in their relative positions among their competitors, they will have to invest more money to strengthen their product pipelines, particularly in emerging biotechnology companies. Hence we expect that merger and acquisition, alliance, and partnership activities between the big pharmaceutical companies and the biotechnology companies will rise rapidly for the next several years. While there cannot be any guarantee, and past performance is not indicative of future results, we believe that the conditions in the industry will favorable impact the performance of the investment in our funds.

Alexander C. Cheung, CFA
Senior Portfolio Manager

1  University of Texas/Cisco  Study,  www.cisco.com
2  International  Data Group website www.idc.com, 1999.
3 Address of William E. Kenmard, Chairman, FCC before the Western Show, California Cable Television association, Los Angeles, CA, December 16, 1999.
4  U.S. Bureau of the Census website www.census.gov, December, 1999
5  Pharmaceutical   Research   $   Manufacturers   of   America   website
   www.phma.org.surveys, January to August, 1999.

[graph goes here]
Monument Internet Fund
Class A Shares


                  S&P      Inter@ctive Wk        Internet Fund
                  ---      --------------        -------------
11/16/98          10,000        10,000             9,525
10/31/99          11,999        24,355            29,980

[end graph]

     Past performance is not predictive of future performance. Performance figures include deduction of the maximum applicable sales charge of 4.75%.

     The S&P 500 is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the United States market. The index reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

     The Inter@ctive Week Internet Index is a modified capitalization-weighted index of companies involved with providing digital interactive services, developing and marketing digital interactive software, and manufacturing digital interactive hardware. The index was developed with a base value of 66.66 as of August 15, 1999. Effective on March 22, 1999, there was a 3:1 split of the index.

Average Annual Return for the period ended October 31, 1999
     since inception November 16, 1998                185.53%

[graph goes here]

Monument Internet Fund
Class B Shares

                  S&P      Inter@active      Internet Fund
                  ---      -------------     -------------
10/6/99           10,000        10,000            10,000
10/31/99          10,283        10,264            11,052

[end graph]


     Past performance is not predictive of future performance.

     The S&P 500 is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the United States market. The index reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

     The Inter@ctive Week Internet Index is a modified capitalization-weighted index of companies involved with providing digital interactive services, developing and marketing digital interactive software, and manufacturing digital interactive hardware. The index was developed with a base value of 66.66 as of August 15, 1999. Effective on March 22, 1999, there was a 3:1 split of the index.

Average Annual Return for the period ended October 31, 1999
     since inception October 6, 1999                       10.55%

MONUMENT INTERNET FUND

                SCHEDULE OF PORTFOLIO INVESTMENTS
                     October
                      31, 1999

Number
    of                                       Market
Shares          Security                     Value
                Description
--------        ----------------           -----------

                Common Stock:       92.15%

                Access:             10.55%
 17,500         At Home Corp*               $
                                              654,063
 24,000         CAIS Internet
                Inc.*                         285,000
 16,000         Covad Communications
                Group*                        768,000
 13,200         Globix
                Corporation*                  475,200
  6,000         MCI Worldcom*
                                              514,875
 20,000         Mindspring Enterprises
                Inc.*                         513,750
 20,012         Pacific
                Internet*                     625,375
 24,000         PSINet Inc.*
                                              864,000
 25,000         Qwest Communications
                Intl.*                        900,000
 19,000         Verio Inc.*
                                              708,938
 15,000         Winstar Communications
                Inc.*                         582,188
                                           -----------

                                            6,891,389
                                           -----------

                E-Commerce:         10.95%
 20,000         Amazon.com
                Inc.*                       1,412,500
 21,000         AmeriTrade
                Hldg Corp*                    341,250
  8,000         Commerce One
                Inc.*                       1,370,000
 15,000         Earthweb Inc.*
                                              466,875
 17,000         E*Trade Group
                Inc.*                         404,812
  5,000         eBay Inc.*
                                              675,625
 12,000         Net@Bank Inc.*
                                              265,500
 21,000         Schwab
                (Charles) Corp                817,688
 15,000         Telebanc Financial
                Corporation*                  360,000
 13,000         UBID Inc.*
                                              476,125
 32,000         Wit Capital
                Group Inc.*                   562,000
                                           -----------

                                            7,152,375
                                           -----------
                                           -----------

                Hub/Virtual         11.72%
                Community:
 19,000         America Online*
                                            2,464,062
 10,000         Cnet
                Inc.*                         471,875
 11,000         Ivillage Inc.*
                                              281,188
 10,200         Lycos, Inc.*
                                              545,700
 22,000         VerticalNet
                Inc.*                       1,232,000
 13,000         Xoom.com Inc.*
                                              812,500
 10,300         Yahoo Inc.*
                                            1,844,344
                                           -----------
                                           -----------

                                            7,651,669
                                           -----------

                Infrastructure:     18.60%
 25,000         Aware, Inc.*
                                              795,312
  9,500         Broadcom Corp*
                                            1,214,219
 20,000         Checkfree
                Holdings Corp*                747,500
 19,200         Cisco Systems
                Inc.*                       1,420,800
 12,500         Clarent Corp*
                                            1,185,938
 31,100         Entrust
                Technologies*                 781,387
 20,000         Intel Corp.
                                            1,548,750
  8,000         Network
                Solutions A*                  948,000
 20,000         Nortel                      $
                Networks Corp.              1,238,750
 31,000         USInternetworking
                Inc.*                       1,032,688
 10,000         Verisign Inc.*
                                            1,235,000
                                           -----------
                                           -----------

                                           12,148,344
                                           -----------

                Internet            23.10%
                Technology:
 15,000         Allaire Corp.*
                                            1,094,062
 20,000         Artificial
                Life, Inc.*                   302,500
 33,000         Broadvision
                Inc.*                       2,409,000
 41,500         Commtouch
                Software Ltd*               1,198,312
 10,000         Inktomi Corp.*
                                            1,014,375
 15,000         Liquid Audio*
                                              528,750
 20,000         Microsoft
                Corp.*                      1,851,250
 19,000         Real Networks
                Inc.*                       2,084,062
 34,500         Security First
                Technologies*               1,386,469
 19,200         Sun
                Microsystems                2,031,600
                Inc.*
  7,500         Vignette
                Corporation*                1,185,000
                                           -----------
                                           -----------

                                           15,085,380
                                           -----------

                Media/Content:       5.13%
 35,000         DRKOOP.com
                Inc.*                         437,500
 18,500         Healtheon
                Corporation*                  610,500
 28,000         Infoseek Corp.*
                                              887,250
 16,500         Infospace.com
                Inc.*                         917,812
 24,500         Internet.com
                Corp.*                        490,000
                                           -----------

                                            3,343,062
                                           -----------

                Services:           12.10%
 20,000         24/7 Media
                Inc.*                         863,750
 22,000         CMG
                Information                 2,407,625
                Services*
 13,000         Doubleclick
                Inc.*                       1,820,000
 12,100         Proxicom Inc.*
                                              928,675
 30,000         US Web Corp*
                                            1,162,500
 33,700         Xceed Inc.*
                                              716,125
                                           -----------
                                           -----------

                                            7,898,675
                                           -----------

                Total Common
                Stock:                     60,170,894
                                           -----------
                (Cost:$52,101,953)

                Short-term           6.76%
        Short   Investments:
        Term
        Investments

4,416,646       Star Treasury
                Fund                        4,416,646
                                           -----------
                (Cost:$4,416,646)

                Total
                Investments:
                (Cost:$56,518,599)  98.91%  $64,587,540
                Other assets, net    1.09%      709,648
                                            -----------
                Net Assets         100.00%  $65,297,188
                                ======================

*   Non-income producing
** Cost for Federal income tax purposes is $56,518,599 and net unrealized appreciation consists of:

        Gross unrealized
         appreciation           $13,150,504
        Gross unrealized
         depreciation           (5,081,563)
                                -----------
        Net unrealized
        appreciation            $ 8,068,941
                                ===========

See Notes to Financial Statements

MONUMENT INTERNET FUND
Statement of Assets and Liabilities
October 31, 1999
--------------------------------------------------------------------------------

ASSETS
 Investments at value
(identified
   cost of $56,518,599)(Notes 1 & 3)        $64,587,540

   Capital stock sold                         1,734,138
   Securities sold                              428,840
   Interest receivable                           15,304
   Prepaid expenses                               9,724
                                             -----------
    TOTAL ASSETS                             66,775,546
                                             -----------


LIABILITIES
   Investments purchased         $1,310,289
   Investment management fees        47,463
   12b-1 fees Class A shares         21,007
   12b-1 fees Class B shares            553
   Accrued administration expenses   11,903
   Accrued expenses                  87,143
                                     -------

   TOTAL LIABILITIES                          1,478,358
                                             -----------

NET ASSETS                                 $ 65,297,188
                                             ===========

Class A Shares
   Net assets (2,126,190 shares outstanding) 63,744,908
                                             ===========

   Net asset value and redemption price
per share $63,744,908/2,126,190 shares
outstanding)                                $     29.98
                                             ===========

   Offering price per share ($29.98 x
100/95.25)                                  $     31.48
                                             ===========

Class B Shares
   Net assets (51,834 shares outstanding)
                                            $ 1,552,280
                                             ===========

   Net asset value and offering price per Class B Share
   ($1,552,280/51,834 shares outstanding)
                                             $    29.95
                                             ===========

    Redemption price per share
       ($29.95 x .95)                        $    28.45
                                             ===========


Net assets consist of:

   Paid in capital                           $57,267,933
   Accumulated undistributed
     realized loss on investments                (39,686)
   Net unrealized appreciation on
     investments                               8,068,941
                                             -----------

  Net Assets                               $  65,297,188
                                             ===========


See Notes to Financial Statements

MONUMENT INTERNET FUND
Statement of Operations
Period ended October 31, 1999 *
--------------------------------------------------------------------------------

INVESTMENT INCOME

   Interest                              $   88,526
   Dividends                                  1,048
                                         ----------

  Total investment income                                      $      89,574
                                                                  ----------

EXPENSES
   Investment management fees
                                                  283,039
   12b-1 fee  - Class A shares                    141,694
   12b-1 fee  - Class B shares                        553
   Recordkeeping and administrative services       57,749
   Custodian and accounting fees                   37,228
   Registration fees                               29,436
   Transfer agent fees                             97,519
   Legal and audit fees                           101,562
   Miscellaneous                                   38,501
                                              ------------

  Total expenses                                                    787,281
                                                                -----------

 Net investment loss                                              (697,707)
                                                                -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

   Net realized loss on investments                                (39,686)
   Net change in unrealized appreciation on                       8,068,941
     investments                                                 ----------

  Net gain on investments                                         8,029,255
                                                                 ----------

  Net increase in net assets
    resulting from operations
                                                                $ 7,331,548
                                                                 ==========

*Commencement of operations November 16, 1998 for A shares and October 6, 1999 for B shares.

See Notes to Financial Statements

MONUMENT INTERNET FUND
Statement of Changes in Net Assets
--------------------------------------------------------------------------------


                                                           Period ended
                                                           October 31,  *
                                                               1999
                                                           -------------
OPERATIONS
 Net investment loss                                     $    (697,707)
 Net realized loss on investments                              (39,686)
 Net change in unrealized appreciation of                     8,068,941
   investments                                            -------------

 Net increase in net assets resulting from                    7,331,548
operations


CAPITAL SHARE TRANSACTIONS
 Net increase in net assets
     resulting from capital
     share transactions**                                    57,965,640
                                                           -------------

 Net increase in net assets                                  65,297,188
 Net assets at beginning of period
                                                                      -
                                                           -------------

NET ASSETS at the end of period                           $  65,297,188
                                                           =============


**A summary of capital share transactions follows:


                                                     Period ended
                                                  October  31, 1999*
                                               -------------------------
A Shares                                         Shares       Value
                                               -------------------------
Shares sold                                    2,793,649   $73,316,704
Shares reinvested from distributions
                                                       -            -
Shares redeemed                                 (667,459)  (16,837,026)
                                               -------------------------
Net increase                                   2,126,190   $56,479,678
                                               =========================


                                               -------------------------
B Shares                                         Shares       Value
                                               -------------------------
Shares sold                                      51,834    $ 1,485,962
Shares reinvested from distributions                  -            -
Shares redeemed                                       -            -
                                               -------------------------
Net increase                                     51,834    $ 1,485,962
                                               =========================


*Commencement of operations November 16, 1998 for A shares and October 6, 1999 for B shares.


See Notes to Financial Statements

MONUMENT INTERNET FUND
Financial Highlights
For a Share Outstanding Throughout The Period
--------------------------------------------------------------------------------


                                      Class A        Class B
                                       Shares        Shares
                                      Period         Period
                                       ended          ended
                                      October  *     October   *
                                      31, 1999      31, 1999
                                      ---------    ------------
Per Share Operating
  Performance
Net asset value,
   beginning of period                  $10.00          $27.09
                                      ---------    ------------

Income from investment
   operations-
   Net investment income (loss)         (0.58)          (0.06)           .
   Net realized and unrealized
    gain on investments                  20.56            2.92
                                      ---------    ------------

    Total from investment                19.98            2.86
operations
                                      ---------    ------------

Net asset value, end of period          $29.98          $29.95
                                      =========    ============

Total Return                           185.53% ***      10.55% ***
Ratios/Supplemental Data
Net assets, end of period (000's)      $63,745          $1,552
Ratio to average net assets
  Expenses                               2.76% **        2.40% **
  Expenses including soft dollars        2.84% **        2.40% **
  Net investment gain (loss)           (2.45%) **      (3.23%) **
Portfolio turnover rate                112.00% ***     112.00% ***

*Commencement of operations November 16, 1998 for A shares and October 6, 1999 for B shares.

** Annualized

***Not annualized

Average shares method used to calculate the financial highlights for Class A and B shares.


See Notes to Financial Statements

Monument Internet Fund
Notes  to Financial Statements
--------------------------------------------------------------------------------
Note 1-SIGNIFICANT ACCOUNTING POLICIES- Monument Internet Fund (the "Internet Fund") is a series of Monument Series Fund, Inc. ("MSF") which is registered under the Investment Company Act of 1940, as amended, as a non-diversified open-end management company. The Fund was established on November 16, 1998 as a series of MSF which has allocated 750,000,000 shares of its 2,000,000,000 shares of $.001 par value common stock. Prior to October 5, 1999, the fund added Class B shares which have a contingent deferred sales charge ("CDSC"). Each class is also subject to different 12b-1 Plan expenses.

     The following is a summary of significant accounting policies followed by the Internet Fund. The policies are in conformity with generally accepted accounting principles.

     A. Use of Estimates- The process of preparing financial statements in conformity with generally accepted accounting principles require management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

     B. Investment Valuation- Equity securities listed on an established securities exchange or on the NASDAQ National Market System are valued at their last sale price on the exchange where primarily traded or, if there is no reported sale, at the mean between the closing bid and asked price on that day. Over-the-counter portfolio securities are valued at the mean between the last bid and asked prices based upon quotes furnished by market markers for such securities. Exchange listed convertible debt securities are valued at the mean between the last bid and asked prices obtained from broker-dealers or a comparable alternative, such as Bloomberg or Telerate.

     Other securities for which market quotes are readily available are valued at the current market price, which may be obtained from a pricing service. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the Board of Directors.

     C. Investment Transactions- All securities are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses on sales of securities are determined on the basis of identified cost.

     D. Federal Income Taxes- The Internet Fund is treated as a separate entity for Federal tax purposes. The Internet Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. By so qualifying, the Internet Fund will not be subject to Federal income taxes to the extent that it distributes all taxable income, including realized capital gains. In addition, by distributing during each calendar year substantially all net investment income, capital gains and certain other amounts, if any, the Internet Fund will not be subject to a Federal income excise tax.

     E. Dividends and Distributions to Shareholders- The Internet Fund intends to pay an annual dividend to shareholders of record representing its entire net investment income and to distribute all of its realized net capital gains at least annually. Distributions are recorded on the ex-dividend date. Income distributions and capital gains distributions are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles.

Note 2-INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS- Monument Advisors, Ltd. ("Monument Advisors"), a wholly-owned subsidiary of the Monument Group, Inc. has been retained under an Investment Advisory Agreement (the "Advisory Agreement") to supervise the management and the investment program of the Internet Fund. As full compensation for its services under the Agreement, the Internet Fund will pay the Advisor a monthly fee, equal to an annualized rate of 1.00% of the monthly average net assets through $50 million in net assets; 0.75% of the monthly average net assets greater than $50 million through $100 million in net assets; and 0.625% of the average monthly net assets exceeding $100 million in net assets.

     The Internet Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, whereby the Internet Fund or
     Monument Distributors, Inc. ("Monument Distributors") may finance activities which are primarily intended to result in the sale of the Internet Fund's shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising materials and sales literature, and payments to dealers and shareholders servicing agents who enter into agreements with the Internet Fund or Monument Distributors. The Internet Fund may incur such distribution expenses at the rate of .50% for its Class A Shares and 1% for its Class B Shares per annum on each class's average net assets. For the period ended October 31, 1999 the Internet Fund paid $141,694 for its Class A Shares and $553 for its Class B Shares for such expenses.

Note 3--SOFT DOLLAR ARRANGEMENTS- In January 1999, Monument Advisors entered into a soft dollar arrangement with a broker-dealer who makes a market in many of the securities in the Fund's portfolio. Under this arrangement, Monument Advisors received equipment, conferencing, and trade journals. For the year ended October 31, 1999, the value of these arrangements was $23,044.

Note 4--INVESTMENTS- Purchases and sales of securities for the Internet Fund, other than short-term investments aggregated $84,437,703 and $32,296,065 respectively.

[graph goes here]

Monument Medical Sciences Fund
Class A Shares

                       S&P      Russell 2000      Medical Sciences Fund
                      ----      ------------      ----------------------
1/6/98                 10,000        10,000            9,525
10/31/98               11,367         8,731           10,320
10/31/99               14,101         9,897           16,080
[end graph]

     Past performance is not predictive of future performance. Performance figures include deduction of the maximum applicable sales charge of 4.75%.

     The S&P 500 is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the United States market. The index reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

     The Russell 2000 Index is comprised of the smallest 2000 companies in the Russell 3000 Index, representing approximately 11% of the Russell 300 total market capitalization.


Average Annual Return for the year ended October 31, 1999            56.11%
Average  Annual  Total  Return  for the period
 Ended  October  31,  1999 since inception January 6, 1998           61.38%

[graph goes here]

Monument Medical Sciences Fund
Class B Shares

                       S&P      Russell 2000      Medical Sciences Fund
                       ---      ------------      ---------------------
10/12/99               10,000       10,000            10,000
10/31/99               10,380       10,093             9,504
[end graph]

     Past performance is not predictive of future performance.

     The S&P 500 is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the United States market. The index reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

     The Russell 2000 Index is comprised of the smallest 2000 companies in the Russell 3000 Index, representing approximately 11% of the Russell 300 total market capitalization.


Average  Annual  Total  Return  for
 the  period  ended  October  31,  1999 since
    inception October 12, 1999                                         (4.98)%

MONUMENT MEDICAL SCIENCES FUND

               SCHEDULE OF PORTFOLIO INVESTMENTS
                October 31, 1999

Number
   of                                     Market
Shares         Security                   Value
               Description
-------        -----------------         ---------

               Common Stock:      81.48%

               Agricultural        2.44%
               Biotech:
   300         Du Pont De
               Nemours                    $19,331
   400         Monsanto Co.                15,400
                                         ---------
                                           34,731
                                         ---------

               Biologics:         40.24%
   800         Alkermes Inc.*              28,250
   600         Amgen Inc.*                 47,850
 1,500         Biochem Pharma Inc.*        30,844
   600         Biogen Inc.*                44,475
 3,000         Biomarin Pharmaceutical
                Inc.*                      46,125
 1,500         Chiron Corp.*               42,844
 1,000         COR Therapeutics Inc.*      20,187
 1,000         Coulter Pharmacetical Inc.* 17,000
   800         Duramed Pharmaceticals Inc.* 6,650
   500         Genzyme Corp.*              19,125
   600         Gilead Sciences Inc.*       37,912
   400         IDEC Pharmaceticals Corp.*  46,475
   400         Immunex Corp.*              25,200
   800         Inhale Therapeutic Sys
                 Inc.*                     22,050
   400         Medimmune Inc.*             44,800
 1,100         Protein Design
               Labs Inc.*                  44,069
   500         QLT Phototherapeutics
               Inc.*                       21,188
 1,000         Vertex Pharmaceticals
               Inc.*                       28,625
                                         ---------
                                          573,669
                                         ---------

               Diagnostics:        2.10%
 1,200         Invitrogen Corp.*           30,000
                                         ---------

               Genetics:          12.05%
   500         Affymetrix Inc.*            44,063
   600         Human Genome Sciences
               Inc.*                       52,425
 1,000         Incyte Pharmaceuticals
               Inc.*                       19,250
   800         Millennium
               Pharmaceuticals*            56,100
                                         ---------
                                          171,838
                                         ---------

               Medical Devices:    8.40%
 1,000         Guidant Corp.               49,375
 1,400         Medtronic Inc.              48,475
   800         St Jude Medical Inc.        21,900
                                         ---------
                                          119,750
                                         ---------

               Medical             1.76%
               Information
               Systems:
   500         Medical Manager
               Corporation*                25,063
                                         ---------

               Pharmaceuticals:   14.49%
   500         Abbott
               Laboratories                20,187
   600         Astrazeneca PLC ADR         27,450
   600         Elan Corp PLC ADR*          15,450
   300         Glaxo Wellcome PLC ADR      17,963
   300         Lilly (Eli) & Co.           20,662
   300         Merck & Co., Inc.           23,869
   600         Pfizer Inc.                 23,700
   400         Sepracor Inc.*              33,275
   300         Warner-Lambert Co.          23,944
                                         ---------
                                          206,500
                                         ---------

               Total Common
               Stock:                    1,161,551
                                         ---------
               (Cost:$1,062,356)


               Short-term         19.28%
Short          Investments:
Term
Investments:
274,901        Star Treasury Fund     $    274,901
                                         ---------
               (Cost:$274,901)

               Total Investments:
               (Cost:$1,337,257)   100.77%  $1,436,452
               Other assets, net    (0.77%)    (10,919)
                                   --------  ----------
               Net Assets          100.00%  $1,425,533
                                  =========  ==========


*   Non-income producing
** Cost for Federal income tax purposes is $1,337,257 and net unrealized appreciation consists of:

       Gross unrealized appreciation              $155,676
       Gross unrealized depreciation               (56,481)
                                                  ---------
       Net unrealized appreciation                $ 99,195
                                                 =========

ADR-Security represented is held by the custodian bank in the form of American Depository Receipt.


See Notes to Financial Statements

MONUMENT MEDICAL SCIENCES  FUND
Statement of Assets and Liabilities
October 31, 1999
--------------------------------------------------------------------------------

ASSETS
 Investments at value
(identified cost of $1,337,257)(Notes 1 &3)                         $ 1,436,452

Receivables
   Dividend                      $      247
   Interest                             686
                                   ---------
                                                                            933
   Securities sold                                                       30,900
   Prepaid expenses                                                       9,031
   Due from manager                                                       3,014
   Deferred organization costs (Note 1)                                  57,234
                                                                    -----------
    TOTAL ASSETS                                                      1,537,564
                                                                    -----------

LIABILITIES
   12b-1 fees -
      Class B Shares(Note 2)            11
   Accrued expenses                  6,027
   Securities purchased            105,993
                                 ---------

   TOTAL LIABILITIES                                                    112,031
                                                                    -----------
NET ASSETS                                                          $ 1,425,533
                                                                    ===========
Class A Shares
   Net assets (86,920 shares outstanding)                           $ 1,400,504
                                                                    ===========

   Net asset value and redemption price per Class A
Share  ($1,400,504 /86,920 shares outstanding)                      $    16.11
                                                                    ===========

Offering price per share ($16.11 x 100/95.25)                       $    16.92
                                                                    ===========

Class B Shares
   Net assets (1,554 shares outstanding)                            $   25,029
                                                                    ===========

   Net asset value and offering price per Class B Share
   ($25,029/1,554 shares outstanding)                               $    16.11
                                                                    ===========

   Redemption price per share ($16.68 x .95)                        $    15.30
                                                                    ===========

Net assets consist of:

   Paid in capital                          $   1,265,513
   Accumulated net investment income loss          (5,218)
   Accumulated undistributed realized
     gain on investments                           66,043
   Net unrealized appreciation                     99,195
                                              -----------
  Net Assets                                $   1,425,533
                                              ===========

See Notes to Financial Statements

MONUMENT MEDICAL SCIENCES FUND
Statement of Operations
Year ended October 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME

   Dividends                        $ 1,738
   Interest                           3,504
                               -------------

     Total income                                                $        5,242


EXPENSES
   Investment  management fees
     (Note 2)                         6,009
   12b-1 fee  -
     Class A (Note 2)                 2,803
   12b-1 fee  -
     Class B (Note 2)                    11
   Recordkeeping and
     administrative services         13,120
   Legal and audit fees              11,331
   Custodian and
     accounting fees                 14,050
   Registration fees                 15,043
   Transfer agent fees               12,511
   Organization
     cost amortization               17,980
   Insurance                          2,613
   Directors fees                     3,667
   Miscellaneous                      1,383
                               -------------

  Total expenses                                                        100,521

   Reimbursed  expenses (Note 2)                                        (89,294)
                                                                     -----------
   Expenses, net                                                         11,227
                                                                     -----------
 Net investment loss                                                     (5,985)
                                                                     -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

   Net realized gain on investments                                      79,912
   Net change in unrealized appreciation on investments                  95,953
                                                                     -----------

   Net gain on investments                                              175,865
                                                                     -----------

  Net increase in net assets resulting from operations              $   169,880
                                                                     ===========

See Notes to Financial Statements

MONUMENT MEDICAL SCIENCES FUND
Statement of Changes in Net Assets
--------------------------------------------------------------------------------
                                              Year ended        Period ended
                                         October 31, 1999*    October 31,1998*
                                         ----------------     ----------------
OPERATIONS
 Net investment income (loss)               $  (5,985)              $    766
 Net realized gain (loss)
     on investments                            79,912                (13,868)
 Net change in unrealized
     appreciation of investments                3,242                 95,953
                                            ---------            -----------

 Net increase (decrease) in net
    assets resulting
    from operations                           169,880                 (9,860)

CAPITAL SHARE TRANSACTIONS
 Net increase in net assets
     resulting from capital
     share transactions**                   1,041,204                173,809
                                           ----------             ----------

 Net increase in net assets                 1,211,084                163,949
 Net assets at beginning of period            214,449                 50,500
                                           ----------             ----------

NET ASSETS at the end of the period     $   1,425,533          $     214,449
                                           ==========             ==========

**A summary of capital share transactions follows:

Class A Shares
                                                                  Period
                                            Year ended            ended
                                            October 31,           October 31,
                                               1999                  1998*
                                          --------------------------------------
                                          Shares      Value     Shares     Value
                                          --------------------------------------
Shares sold                               77,108   $1,181,978   20,023 $ 220,013
Shares reinvested from dividends             -           -         -          -
Shares redeemed                          (10,972)   (166,535)   (4,290) (46,204)
                                         --------  ----------  --------  -------
Net increase                              66,136   $  15,733 1,015,443 $ 173,809
                                         =======   ========= ========= =========

Class B Shares
                                            Year ended
                                            October
                                            31, 1999*
                                      ----------------------
                                       Shares      Value
                                      ----------------------
Shares sold                           1,554      $  25,761
Shares reinvested from dividends          -              -
Shares redeemed                           -              -
                                     ----------------------
Net increase                          1,554      $  25,761
                                     =======     ==========


* Commencement of operations January 6, 1998 for Class A shares and October 12,1999 for Class B shares.

See Notes to Financial Statements

MONUMENT MEDICAL SCIENCES FUND
Financial Highlights
For a Share Outstanding Throughout The Period
--------------------------------------------------------------------------------



                                            Class A Share          Class B Share
                                     --------------------------    -------------
                                                                     Period
                                      Year ended    Period ended     ended
                                      October 31,     October 31,    October 31,
                                          1999           1998*         1999*
                                     --------------- -------------  ------------
Per Share Operating  Performance
Net asset value,
   Beginning of period                  $10.32        $10.00           $16.95
                                        ------        ------           ------
Income from investment Operations-
   Net investment income (loss)          (0.10)         0.04            (0.01)
   Net realized and unrealized
    gain on investments                   5.89          0.28            (0.83)
                                         -----         -----            -----
    Total from investment
      operations                          5.79          0.32            (0.84)
                                         -----         -----            -----

Net asset value, end of period          $16.11        $10.32           $16.11
                                         =====        ======           ======

Total Return                             56.11%        3.20% ***      (4.98%)***
Ratios/Supplemental Data
Net assets, end of period (000's)       $1,401          $214            $  25
Ratio to average net assets-
  Expenses                               16.73%        51.07% **        17.43%**
  Expenses including soft dollars        16.81%                         17.43%**
  Expenses-net                            1.87%         0.00%            2.40%**
  Net investment income (loss)           (1.00%)        0.66% **       (1.51%)**
Portfolio turnover rate                  61.00%        82.00%          61.00%

* Commencement of operations January 6, 1998 for Class A shares and October 12,1999 for Class B shares.

** Annualized

***Not annualized

Average shares method used to calculate the financial highlights for Class B shares.

See Notes to Financial Statements

Monument Medical Sciences Fund
Notes to Financial Statements
--------------------------------------------------------------------------------
Note 1-SIGNIFICANT ACCOUNTING POLICIES- Monument Medical Sciences Fund (the "Medical Sciences Fund") (formerly the Monument Washington Regional Growth
     Fund) is a series of Monument Series Fund, Inc. ("MSF") which is registered under the Investment Company Act of 1940, as amended, as a non-diversified open-end management company. The Medical Sciences Fund was established on January 6, 1998 as a series of MSF which has allocated 300,000,000 shares of its 2,000,000,000 shares of $.001 par value common stock. Prior to October 9, 1999, the fund added Class B shares which have a contingent deferred sales charge ("CDSC"). Each class is also subject to different 12b-1 Plan expenses.


     The following is a summary of significant accounting policies followed by the Medical Sciences Fund. The policies are in conformity with generally accepted accounting principles.

     A. Use of Estimates- The process of preparing financial statements in conformity with generally accepted accounting principles require management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

     B. Investment Valuation- Equity securities listed on an established securities exchange or on the NASDAQ National Market System are valued at their last sale price on the exchange where primarily traded or, if there is no reported sale, at the mean between the closing bid and asked price on that day. Over-the-counter portfolio securities are valued at the mean between the last bid and asked prices based upon quotes furnished by market markers for such securities. Exchange listed convertible debt securities are valued at the mean between the last bid and asked prices obtained from broker-dealers or a comparable alternative, such as Bloomberg or Telerate.

     Other securities for which market quotes are readily available are valued at the current market price, which may be obtained from a pricing service. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the Board of Directors.

     C. Investment Transactions- All securities are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses on sales of securities are determined on the basis of identified cost.

     D. Organization Expenses- All expenses incurred in connection with the organization and initial registration have been assumed by the series of MSF. The organizational expenses allocable to the Medical Sciences Fund are being amortized over a period of sixty months from the date it commenced investment operations. The Medical Sciences Fund has agreed with the Investment Advisor that if any of the initial shares are redeemed during the amortization period, the Medical Sciences Fund will reduce the redemption proceeds for the then unamortized organizational expenses in the same ratio as the number of redeemed shares bears to the number of initial shares at the time of such redemption.

     E. Federal Income Taxes- The Medical Sciences Fund is treated as a separate entity for Federal tax purposes. The Medical Sciences Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. By so qualifying, the Medical Sciences Fund will not be subject to Federal income taxes to the extent that it distributes all taxable income, including realized capital gains. In addition, by distributing during each calendar year substantially all net investment income, capital gains and certain other amounts, if any, the Medical Sciences Fund will not be subject to a Federal income excise tax.

     F. Dividends and Distributions to Shareholders- The Medical Sciences Fund intends to pay an annual dividend to shareholders of record representing its entire net investment income and to distribute all of its realized net capital gains at least annually. Distributions are recorded on the ex-dividend date. Income distributions and capital gains distributions are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles.

Note 2-INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS- Monument Advisors, Ltd. ("Monument Advisors"), a wholly-owned subsidiary of the Monument Group, Inc. has been retained under an Investment Advisory Agreement (the "Advisory Agreement") to supervise the management and the investment program of the Medical Sciences Fund. As full compensation for its services under the Agreement, the Medical Sciences Fund will pay the Advisor a monthly fee, equal to an annualized rate of 1.00% of the monthly average net assets through $50 million in net assets; 0.75% of the monthly average net assets greater than $50 million through $100 million in net assets; and 0.625% of the average monthly net assets exceeding $100 million in net assets.

     The Medical Sciences Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, whereby the Medical Sciences Fund or Monument Distributors, Inc. ("Monument Distributors") may finance activities which are primarily intended to result in the sale of the Medical Sciences Fund's shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising materials and sales literature, and payments to dealers and shareholders servicing agents who enter into agreements with the Medical Sciences Fund or Monument
     Distributors. The Medical Sciences Fund may incur such distribution expenses at the rate of .50% for its Class A Shares and 1% for its Class B Shares per annum on each class's average net assets. For the period ended October 31, 1999 the Medical Sciences Fund paid $2,803 for its Class A Shares and $11 for its Class B Shares for such expenses.

     Monument Advisors has contractually agreed to waive its fees and to pay expenses of the Medical Sciences Fund to maintain total operating expenses to 1.90% of average daily net assets through May 1, 2001. For the period ended October 31, 1999, expense reimbursements were $89,294.

     As of October 31, 1999, Mr. David A. Kugler (controlling shareholder of Monument Distributors) has a beneficial ownership of 1.76% of the Medical Sciences Fund. As of that date, Mr. Kugler owned .57% of the Medical Sciences Fund. The remainder of Mr. Kugler's beneficial ownership (1.19 %) was due to his ownership interest in Monument Distributors. As of October 31, 1999, Monument Distributors owned 1.9% of the Medical Sciences Fund.

Note 3--SOFT DOLLAR ARRANGEMENTS- In January 1999, Monument Advisors entered into a soft dollar arrangement with a broker-dealer who makes a market in many of the securities in the Fund's portfolio. Under this arrangement, Monument received equipment, conferencing, and trade journals. For the year ended October 31, 1999, the value of these arrangements was $23,044.

Note 4-INVESTMENTS- Purchases and sales of securities for the Medical Sciences Fund, other than short-term investments aggregated $1,144,126 and $337,159, respectively.

[graph goes here]

Monument Telecommunications Fund
Class A Shares

                       S&P      NASDAQ Telecomm   Telecommunications Fund
                       ---      ---------------   ------------------------
1/6/98                 10,000       10,000             9,525
10/31/98               11,367       12,969            10,780
10/31/99               14,101       24,143            19,970
[end graph]

     Past performance is not predictive of future performance. Performance figures include deduction of the maximum applicable sales charge of 4.75%.

     The S&P 500 is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the United States market. The index reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

     The NASDAQ Telecommunications Index is a capitalization-weighted index designed to measure the performance of all NASDAQ stocks in the telecommunications sector. The index was developed with a base value of 100 as of February 5, 1971.

Average Annual Return for the year ended October 31, 1999                85.24%
Average  Annual  Total  Return  for the period  Ended
October  31,  1999 since inception January 6, 1998                       99.48%

[graph goes here]

Monument Telecommunications Fund
Class B Shares

                       S&P      NASDAQ Telecom    Telecommunications Fund
                       ---      --------------    -----------------------
10/06/99               10,000       10,000            10,000
10/31/99               10,283       11,263            11,314
[end graph]

     Past performance is not predictive of future performance.

     The S&P 500 is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the United States market. The index reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

     The NASDAQ Telecommunications Index is a capitalization-weighted index designed to measure the performance of all NASDAQ stocks in the telecommunications sector. The index was developed with a base value of 100 as of February 5, 1971.

Average  Annual  Total  Return  for the
period  ended  October  31,  1999 since
inception October 6, 1999                                                13.17%

MONUMENT TELECOMMUNICATIONS FUND

          SCHEDULE OF PORTFOLIO INVESTMENTS
                October 31, 1999


Number
                                    Market
Of
          Security                   Value
Shares    Description
-------------------------          ---------

          Common              77.56%
          Stock:

          Carriers-Land-Based:16.40%
  600     AT&T                      $28,050
  750     Cincinnati  Bell *         15,609
  125     MCI Worldcom*              10,727
  500     Primus Telecom*            11,063
  400     Qwest Communications*      14,400
  300     SBC Communications         15,281
  150     Telmex                     12,825
                                   ---------
                                    107,955
                                   ---------

          Carriers-Wireless:  7.49%
  180     Teligent*                   8,078
  400     Vodafone Airtouch          19,175
  625     Triton PCS*                22,031
                                   ---------
                                     49,284
                                   ---------

          Satellite:          2.06%
  900     Loral Space &  Comm*       13,556
                                   ---------

          Equipment-Wireline: 35.11%
  300     ADC Telecommunications*    14,306
  300     Antec Corp*                14,550
  425     Ciena*                     14,981
  300     Cisco Systems*             22,200
  875     Com21*                     11,594
  200     Copper Mountain Network*   14,750
  600     ECI Telecom                17,475
  200     Lucent Technologies        12,850
  300     Nortel Networks            18,581
  350     Paradyne Networks*         10,631
  300     Scientific Atlanta         17,175
  200     Sycamore Networks*         43,000
  300     Tellabs*                   18,975
                                   ---------
                                    231,068
                                   ---------

          Equipment-Wireless: 9.14%
  200     Alpha Industries*          11,050
  150     Motorola                   14,616
  500     Netro*                     11,406
  200     Nokia                      23,113
                                   ---------
                                     60,185
                                   ---------

          Equipment-Services
            & Software        1.26%
  200     Visual Networks*            8,325
                                   ---------

          Data Services:      6.11%
1,000     CAIS Internet*             11,875
  200     Interwoven*                15,675
  350     PSINet*                    12,600
                                   ---------
                                     40,150
                                   ---------

          Total Common  Stock
          (Cost: $424,178)          510,523
                                   ---------

Number

Of                                 Market
          Security
Shares    Description              Value
-------------------------          ---------

          Short-term     11.90%
          Investments:
78,297    Star Treasury Fund      $ 78,297
                                  ---------
          (Cost: $78,297)

          Total Investments:
          (Cost: $502,475)**    89.46%    $588,820
          Other assets, net     10.54%      69,385
                              -------     --------
          Net Assets           100.00%     658,205
                              ========     ========

*  Non-income producing
**Cost for Federal income tax purposes is $502,475 and net unrealized appreciation consists of:

    Gross unrealized appreciation         $ 90,652
    Gross unrealized depreciation           (4,307)
                                          ---------
    Net unrealized appreciation           $ 86,345
                                          =========

See Notes to Financial Statements

MONUMENT TELECOMMUNICATIONS  FUND
Statement of Assets and Liabilities
October 31, 1999
--------------------------------------------------------------------------------

ASSETS
 Investments at value (identified
   cost of $502,475)(Notes 1 &3)                                  $      588,820

Receivables
   Interest                                        219
   Securities sold                             104,254
   Prepaid expenses                              9,031
   Other assets                                  4,770
   Deferred organization costs (Note 1)         57,234
                                           ------------

    TOTAL ASSETS                                                         764,328
                                                                    ------------

LIABILITIES
   12b-1 fees - Class B shares
    (Note 2)                               $       23
   Accrued expenses                             7,819
   Securities purchased                        98,281
                                             --------

   TOTAL LIABILITIES                                                     106,123
                                                                    ------------

NET ASSETS                                                         $     658,205
                                                                    ============

Class A Shares
   Net assets (29,713 shares outstanding)                          $     593,347
                                                                    ============

   Net asset value and redemption price per Class A Share
   ($593,347 /29,713 shares outstanding)                           $       19.97
                                                                    ============

Offering price per share ($19.97 x 100/95.25)                      $       20.97
                                                                    ============

Class B Shares
   Net assets (3,247 shares outstanding)                           $      64,858
                                                                    ============

   Net asset value and offering price per Class B
     Share($64,858/3,247 shares outstanding)                       $       19.97
                                                                    ============

Redemption price per share ($19.97 x  .95)                         $       18.98
                                                                    ============

Net assets consist of:

   Paid in capital                                                 $     465,276
   Accumulated net investment income loss                                (3,104)
   Accumulated undistributed realized
     gain on investments                                                 109,688
   Net unrealized appreciation                                            86,345
                                                                    ------------
  Net Assets                                                       $     658,205
                                                                    ============

See Notes to Financial Statements

MONUMENT TELECOMMUNICATIONS  FUND
Statement of Operations
Year ended October 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME

   Dividends                       $         41
   Interest                               1,092
                                   -------------

     Total income                                                $         1,133


EXPENSES
   Investment management fees
     (Note 2)                             2,621
   12b-1 fee  - Class A (Note 2)          1,133
   12b-1 fee  - Class B (Note 2)             23
   Recordkeeping and
     administrative services             13,118
   Legal and audit fees                  12,797
   Custodian and accounting fees         13,836
   Registration fees                     16,097
   Transfer agent fees                   12,197
   Organization cost amortization        17,980
   Insurance                              2,613
   Directors fees                         3,667
   Miscellaneous                          1,075
                                   -------------

   Total expenses                                                         97,157

   Reimbursed expenses (Note 2)                                         (92,332)
                                                                    ------------
   Expenses, net                                                           4,825
                                                                    ------------

 Net investment loss                                                     (3,692)
                                                                    ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

   Net realized gain on investments                                      118,345
   Net change in unrealized appreciation on investments                   81,187
                                                                    ------------

   Net gain on investments                                               199,532
                                                                    ------------

  Net increase in net assets resulting from operations              $    195,840
                                                                    ============

See Notes to Financial Statements

MONUMENT TELECOMMUNICATIONS  FUND
Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                   Year ended              Period  ended
                                October 31, 1999          October 31,1998*
                                -----------------        ------------------
OPERATIONS
 Net investment income (loss)   $      (3,692)               $     706
 Net realized gain (loss)
   on investments                     118,345                   (8,657)
 Net change in unrealized
   appreciation of investments         81,187                    5,158
                                    ----------               -----------

 Net increase (decrease) in net       195,840                   (2,793)
assets resulting from operations


CAPITAL SHARE TRANSACTIONS
 Net increase in net assets
     resulting from capital
     share transactions**             281,206                   134,452
                                    ----------               -----------

 Net increase in net assets           477,046                   131,659

 Net assets at beginning of period    181,159                    49,500
                                    ---------               -------------

NET ASSETS at the end of the period $ 658,205                  $181,159
                                    =========               =============

**  A summary of capital share transactions follows:

Class A Shares
                              Year ended                    Period ended
                            October 31, 1999             October 31, 1998*
                            --------------------      ----------------------
                            Shares       Value        Shares           Value
                            -------------------------------------------------
Shares sold                  29,967     $461,054      12,522        $ 141,837
Shares reinvested from
dividends                         -           -            -         -
Shares redeemed             (17,064)    (238,058)      (662)           (7,385)
                            ---------  ----------    --------       ----------
Net increase                 12,903     $222,996     11,860         $ 134,452
                            =========  ==========    ========       ==========

Class B Shares               Year ended
                           October 31, 1999*
                          --------------------
                         Shares           Value
                         ----------------------
Shares sold              3,247         $  58,210
Shares reinvested
 from dividends             -                  -
Shares redeemed             -                  -
                       ---------      -----------
Net increase             3,247        $   58,210
                       =========      ===========

* Commencement of operations January 6, 1998 for Class A shares and October 9, 1999 for Class B shares.

See Notes to Financial Statements

MONUMENT TELECOMMUNICATIONS  FUND
Financial Highlights
For a Share Outstanding Throughout The Period
--------------------------------------------------------------------------------


                               Class A Share                     Class B   Share
                      ------------------------------            ----------------
                      Year ended        Period ended             Period ended
                      October 31,       October 31,              October 31,  *
                         1999              1998*                      1999
                     -----------      --------------             ---------------
Per Share Operating
  Performance
Net asset value,
   beginning of
period                  $10.78            $10.00                          $17.65
                   -----------        -----------                  -------------

Income from
 investment
   operations-
Net investment
  income (loss)         (0.14)              0.04                          (0.02)
Net realized and
  unrealized
    gain on
    investments          9.33               0.74                            2.34
                  -----------        ------------                  -------------

Total from
  investment
  operations             9.19               0.78                            2.32
                  -----------       ------------                   -------------

Net asset value,
 end  of period        $19.97             $10.78                          $19.97
                  ===========      =============                   =============

Total Return            85.24%              7.80%***                   13.17%***
Ratios/Supplemental
 Data
Net assets,
end of
period (000's)           $593               $181                             $65
Ratio to average net
assets-
  Expenses              37.06%             58.25%**                     37.15%**
  Expenses including
   soft dollars         37.15%             58.25%**                     37.15%**
  Expenses-net           1.84%              0.00%                        2.40%**
  Net investment
   income (loss)        (1.40%)             0.70%**                    (1.95%)**
Portfolio
turnover rate          250.00%             88.00%                        250.00%

* Commencement of operations January 6, 1998 for Class A shares and October 9, 1999 for Class B shares.

** Annualized

***Not annualized

Average shares method used to calculate the financial highlights for Class B shares.

See Notes to Financial Statements

Monument Telecommunications Fund
Notes to Financial Statements
--------------------------------------------------------------------------------

Note 1-SIGNIFICANT ACCOUNTING POLICIES- Monument Telecommunications Fund (the "Telecommunications Fund") (formerly the Monument Washington Regional Aggressive Growth Fund) is a series of Monument Series Fund, Inc. ("MSF") which is registered under the Investment Company Act of 1940, as amended, as a non-diversified open-end management company. The Telecommunications Fund was established on January 6, 1998 as a series of MSF which has allocated 300,000,000 shares of its 2,000,000,000 shares of $.001 par value common stock. Prior to October 5, 1999, the fund added Class B shares which have a contingent deferred sales charge ("CDSC"). Each class is also subject to different 12b-1 Plan expenses.

     The following is a summary of significant accounting policies followed by the Telecommunications Fund. The policies are in conformity with generally accepted accounting principles.

     A. Use of Estimates- The process of preparing financial statements in conformity with generally accepted accounting principles require management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

     B. Investment Valuation- Equity securities listed on an established securities exchange or on the NASDAQ National Market System are valued at their last sale price on the exchange where primarily traded or, if there is no reported sale, at the mean between the closing bid and asked price on that day. Over-the-counter portfolio securities are valued at the mean between the last bid and asked prices based upon quotes furnished by market markers for such securities. Exchange listed convertible debt securities are valued at the mean between the last bid and asked prices obtained from broker-dealers or a comparable alternative, such as Bloomberg or Telerate.

     Other securities for which market quotes are readily available are valued at the current market price, which may be obtained from a pricing service. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the Board of Directors.

     C. Investment Transactions- All securities are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses on sales of securities are determined on the basis of identified cost.

     D. Organization Expenses- All expenses incurred in connection with the organization and initial registration have been assumed by the series of MSF. The organizational expenses allocable to the Telecommunications Fund are being amortized over a period of sixty months from the date it commenced investment operations. The Telecommunications Fund has agreed with the Investment Advisor that if any of the initial shares are redeemed during the amortization period, the Telecommunications Fund will reduce the redemption proceeds for the then unamortized organizational expenses in the same ratio as the number of redeemed shares bears to the number of initial shares at the time of such redemption.

     E. Federal Income Taxes- The Telecommunications Fund is treated as a separate entity for Federal tax purposes. The Telecommunications Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. By so qualifying, the Telecommunications Fund will not be subject to Federal income taxes to the extent that it distributes all taxable income, including realized capital gains. In addition, by distributing during each calendar year substantially all net investment income, capital gains and certain other amounts, if any, the Telecommunications Fund will not be subject to a Federal income excise tax.

     F. Dividends and Distributions to Shareholders- The Telecommunications Fund intends to pay an annual dividend to shareholders of record representing its entire net investment income and to distribute all of its realized net capital gains at least annually. Distributions are recorded on the ex-dividend date. Income distributions and capital gains distributions are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles.

Note 2-INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS- Monument Advisors, Ltd. ("Monument Advisors"), a wholly-owned subsidiary of the Monument Group, Inc. has been retained under an Investment Advisory Agreement (the "Advisory Agreement") to supervise the management and the investment program of the Telecommunications Fund. As full compensation for its services under the Agreement, the Telecommunications Fund will pay the Advisor a monthly fee, equal to an annualized rate of 1.00% of the monthly average net assets through $50 million in net assets; 0.75% of the monthly average net assets greater than $50 million through $100 million in net assets; and 0.625% of the average monthly net assets exceeding $100 million in net assets.

     The Telecommunications Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, whereby the Telecommunications Fund or Monument Distributors, Inc. ("Monument
     Distributors") may finance activities which are primarily intended to result in the sale of the Telecommunications Fund's shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising materials and sales literature, and payments to dealers and shareholders servicing agents who enter into agreements with the Telecommunications Fund or Monument Distributors. The Telecommunications Fund may incur such distribution expenses at the rate of .50% for its Class A Shares and 1% for its Class B Shares per annum on each class's average net assets. For the period ended October 31, 1999 the Telecommunications Fund paid $1,133 for its Class A Shares and $23 for its Class B Shares for such expenses.

     Monument Advisors has contractually agreed to waive its fees and to pay expenses of the Telecommunications Fund to maintain total operating expenses to 1.90% of average daily net assets through May 1, 2001. For the year ended October 31, 1999, expense reimbursements were $92,332.

     As of October 31, 1999, Mr. David A. Kugler (controlling shareholder of Monument Distributors) has a beneficial ownership of 6.23% of the Telecommunications Fund. As of that date, Mr. Kugler owned 3.04 % of the Telecommunications Fund. The remainder of Mr. Kugler's beneficial ownership (3.19%) was due to his ownership interest in Monument Distributors. As of October 31, 1999, Monument Distributors owned 3.19% of the Telecommunications Fund.

Note 3--SOFT DOLLAR ARRANGEMENTS- In January 1999, Monument Advisors entered into a soft dollar arrangement with a broker-dealer who makes a market in many of the securities in the Fund's portfolio. Under this arrangement, Monument received equipment, conferencing, and trade journals. For the year ended October 31, 1999, the value of these arrangements was $23,044.

Note 4-INVESTMENTS-  Purchases  and  sales  of  securities  for  the
     Telecommunications Fund, other  than  short-term   investments  aggregated
     $746,459  and $572,602, respectively.

Investment Adviser:
     Monument Advisors, Ltd.
         7920 Norfolk Avenue, Suite 500
         Bethesda, MD 20814

Distributor:
     Monument Distributors, Inc.
         7920 Norfolk Avenue, Suite 500
         Bethesda, MD 20814

Independent Auditors
     Deloitte and Touche, LLP
         117 Campus Dr., University Square
         Princeton, NJ 08540

Transfer Agent:
For account information, wire purchases or redemptions, call or write Monument Series Fund, Inc's Transfer Agent:
     Fund Services, Inc.
         P. O. Box 26305
         Richmond, VA 23260
         (800) 628-4077 Toll Free

More Information:
     For 24 hour, 7 days a week price information, and for information on any series of Monument Series Fund, Inc., investment plans, and other shareholder services, call (888) 520-8637 Toll Free.